                                                                EXHIBIT 10.4

                               SECURITY AGREEMENT


         THIS AGREEMENT made as of April 28, 1998, by and between Talon Automotive Group, Inc. (herein called "Company") and Comerica Bank, a Michigan banking association, in its capacity as Agent ("Agent") under the Credit Agreement of even date herewith by and between Talon Automotive Group, Inc. and certain other borrowers, Agent and the lenders signatory thereto ("Credit Agreement").

         Capitalized terms used herein and not defined to the contrary, have the meanings given them in the Credit Agreement.

         For and in consideration of certain loans and extensions of credit now or hereafter made pursuant to the terms of the Credit Agreement by Agent, on behalf of the Banks, to or for the benefit or account of Borrowers, and for other good and valuable consideration, Company agrees as follows:

1.       GRANT OF SECURITY INTEREST

         1.1 Company hereby assigns, transfers, mortgages, pledges, delivers, conveys and grants to Agent, on behalf of Agent and the Banks, a continuing security interest in the following described property of Company whether it is now owned or existing or hereafter arising or acquired (all of which is herein called "Collateral"):

         (a) all accounts, accounts receivable, rights under contracts, chattel paper, tax refunds, general intangibles, instruments, and all obligations due Company for goods sold or to be sold, or leased or to be leased, or services rendered or to be rendered, ("Accounts");

         (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; and all documents of title covering any goods which are or are to become inventory ("Inventory");

         (c) all leases and rental agreements for personal property between Company as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder ("Chattel Paper");

         (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith, and all other tangible personal property (all of the foregoing being herein called "Equipment"); and

         (e) all cash and non-cash proceeds of any of the foregoing received upon the sale, exchange, collection or other disposition of same including without limitation all insurance payable by reason of loss or damage to any of the foregoing.

2.       OBLIGATIONS

         2.1 The Collateral shall be security for the following described obligations of Company and all full or part extensions and renewals thereof (all of which is herein called "Indebtedness"):

         (a) all liabilities and obligations of Company under the Credit Agreement and all present and future amendments thereto;

         (b) the Notes made by Company payable to any of the Banks pursuant to the Credit Agreement and all present and future amendments thereto or extensions thereof;

         (c) all of the obligations and liabilities of Company under or in connection with any Letters of Credit now existing or hereafter arising, executed and delivered by Company to Agent and/or any of the Banks, and any extensions or renewals thereof, and any agreements or instruments given in connection therewith or in substitution therefor and all other obligations and liabilities of Company to repay Agent and/or any of the Banks for any and all drafts and/or demands for payment honored;

         (d) any and all other present and future liabilities and obligations of Company to Agent or any of the Banks, howsoever evidenced, existing, arising, or acquired, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising; including without limitation all present or future amendments thereto;

         (e) any and all of Agent's costs and expenses (including reasonable attorneys' fees and legal expenses) incurred in the preparation hereof, the filing or recording of any financing statement or other document, and all of the costs and expenses of Agent and any of the Banks (including reasonable attorneys fees and legal expenses) incurred in the protection or preservation of the Collateral, the collection and/or repossession of the Collateral, or the enforcement of its rights hereunder.

3.       REPRESENTATIONS AND WARRANTIES

         Company represents and warrants that:

         3.1 Except as specifically permitted by the Credit Agreement, Company owns the Collateral free and clear of all liens, encumbrances and security interests other than in favor of Bank and no financing statements other than to Agent, on behalf of the Banks has been given or has been filed with any recording officer with respect to any of the Collateral.

         3.2 The Collateral and all records concerning the Collateral are located as specified in the Credit Agreement.


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





         3.3 The accounts and accounts receivable included in the Accounts are genuine and valid obligations due or to become due to Company, and Company hereby confirms that the value of same is as has been represented to the Agent and the Banks and that, when taken as a whole, said accounts and accounts receivable are not subject to offsets or counterclaims materially reducing the aggregate value thereof.

         3.4 The Equipment is and will continue to be used by Company in the operation of its business and is not held for sale or lease and does not constitute inventory or fixtures as such terms are defined in the Uniform Commercial Code as adopted in Michigan.

4.       PERFECTION OF SECURITY INTEREST

         4.1 Company agrees to furnish such financing statements (and amendments thereto and continuations thereof) as Agent may at any time request, to cause same to be filed in all public offices deemed necessary by Agent, to pay all costs of filing, and to do such other acts and things as Agent may at any time reasonably request to establish and maintain for Agent on behalf of the Banks valid, first priority, perfected security interests in the Collateral.

         4.2 Company agrees to notify Agent of all changes in Company's name, legal structure, or chief executive office, or in the location of the Collateral or Company's records concerning same and to file or cause to be filed all financing statements or amendments necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral for Agent on behalf of the Banks.

         4.3 Company agrees that Agent may change the registration of any registerable Collateral to any other name or form and hereby authorizes Agent to endorse sign, date or otherwise complete any of the Collateral or papers in connection with the transfer thereof in Company's name or otherwise, all as Agent reasonably deems necessary or appropriate.


5.       COVENANTS

         Company covenants and agrees that so long as the Agent or the Banks have any obligation or commitment to lend or extend credit to Company and so long thereafter as any part of the Indebtedness remains unpaid it will:

         5.1 Keep the Collateral and all records concerning the Collateral at the locations set forth in the Credit Agreement.

         5.2 Maintain insurance on the Inventory and the Equipment with an insurance company satisfactory to Agent and the Banks against such risks and in such amounts as Agent and the Banks may require (or if they shall make no specific requirement, against such risks and in such amounts as are customary and prudent for businesses similar to Company in size and nature) with the loss payable under any such policy to Company and Agent on behalf of the Banks as their interests may appear; all said policies or copies thereof, with all endorsements thereon, to be deposited with Agent. The proceeds of any such insurance shall be applied, at the option of Agent, on behalf of the Banks, to replacement of the Collateral or payment of the Indebtedness, whether or not then due.

         5.3 Maintain the Inventory and the Equipment in good condition, subject to processing and waste and other matters generally affecting Company's type of inventory, and subject to normal wear, tear and obsolescence and use with respect to Equipment, pay all taxes and assessments applicable thereto, and not use them or permit their use for any unlawful purpose.

         5.4 Timely perform its obligations and take all other necessary actions under any and all contracts and agreements which are or will be part of the Collateral to insure that all persons or parties obligated to Company thereon may not avail themselves of defense, offsets or counterclaims, and take all action necessary and appropriate to enforce and collect all obligations due Company on the Accounts or any other part of the Collateral.

         5.5 Not sell, transfer, assign or otherwise dispose of any part of the Collateral (other than inventory, but in such case only in the ordinary course of Company's business) or give up possession or control thereof or create or permit to exist any lien or encumbrance on or security interest in any part thereof except to Agent on behalf of the Banks and except as permitted or contemplated by the Credit Agreement.

         5.6 Furnish the Agent and/or Banks such information concerning Company and the Collateral as either of them may at any time reasonably request.

         5.7 Permit Agent and/or the Banks, through their respective attorneys, accountants, and representatives, at all reasonable times and upon reasonable notice to examine and inspect the Collateral and to inspect, audit and make copies of and extracts from all records and documents pertaining to the Collateral.

         5.8 Promptly notify Agent and the Banks of any fact or circumstance materially and adversely affecting the value of the Accounts or Inventory, except routine market fluctuations, payments of Accounts in the ordinary course of the Company's business, or sales of Inventory in the ordinary course of the Company's business.

         5.9 Immediately upon Agent's request deliver to Agent, appropriately endorsed to the order of Agent on behalf of the Banks, any note, trade acceptance, chattel paper or other instrument or writing for the payment of money which shall be received by Company arising from any of the Accounts.

         5.10 Reimburse Agent and the Banks for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by them in preserving or protecting the Collateral (including without limitation payment of taxes, insurance premiums, and costs of maintenance and repairs, provided that the Company has received notice and a 30 day period to cure such default unless the Agent, in its sole discretion, must act promptly in order to preserve or protect the Collateral) or in seeking to collect or enforce any rights under the Collateral or collecting the

Indebtedness and enforcing its rights hereunder, together with interest thereon from the date of advance thereof at the highest rate per annum then borne by any part of the Indebtedness.

6.       REMITTANCE BASIS LOANS

         6.1 So long as any Event of Default exists, at the sole discretion of Agent, the Indebtedness may be put on a Remittance Basis, and the following provisions shall be applicable:

         (a) Company will: (i) establish (at its own expense) and maintain at all times lockbox arrangements; (ii) notify account debtors to make payments of receivables only to the lockbox accounts established and maintained pursuant to such arrangements;
                  (iii) continue to transfer (or cause to be transferred) all funds deposited into such lockbox accounts directly into the Company's account or, into accounts designated by the Agent at such bank but under the sole dominion and control of the Agent; and (iv) direct each bank (each, a "lockbox bank") that maintains such lockboxes to transfer to an account designated by the Agent under the sole dominion and control of the Agent on a daily basis, all funds deposited from time to time in the accounts of the Company maintained with the lockbox bank, and to confirm to the Agent that the Company has no access to the funds in any such account.

         (b) All items or accounts which are delivered to Agent pursuant to subparagraph (a) above, or any other amount payable with respect to, any of the Collateral shall, at Agent's option, be applied to payment of the Indebtedness whether then due or not, in such order of applications as Agent may determine or, at Agent's option, shall be deposited to the credit of a deposit account (herein called the "Assignee Deposit Account") of Company with Agent, as security for payment of the Indebtedness. Company shall have no right to withdraw any funds deposited in the Assignee Deposit Account. Agent may, from time to time, in its discretion, and shall upon request of Company made not more than once in any week, apply all or any of the balance then representing collected funds in the Assignee Deposit Account, toward payment of the Indebtedness, whether or not then due, in such order of application as Agent may determine, and from time to time, in its discretion, may release all or any of such balance to Company.

         (c) Whenever Company obtains possession (by return, repossession or otherwise) of any goods, the sale or lease of which by Company shall have given rise to any of the Collateral, it will (unless Agent otherwise consents in writing) segregate, label and hold such goods as subject to the security interest of Agent hereunder, and will, at its own expense, dispose of such goods in such manner as Agent may from time to time request. Company will, not later than ten days after obtaining possession of such goods, pay to Agent, on behalf of the Banks, in addition to all amounts payable by Company hereunder, an amount equal to the greater of the unpaid purchase price or lease rental of such goods or any rebate, refund or adjustment granted by Company in connection with obtaining possession of such goods, and if at the time of such payment no default exists, such goods shall be discharged of any security interest hereunder.

7.       DEFAULTS

         7.1 Any Event of Default under the Credit Agreement shall be a default under this Agreement.


8.       REMEDIES

         8.1 In the event of a default hereunder and the continuation thereof, in addition to any rights Agent or the Banks may have under any other agreement or by law, Agent may, upon the direction of the Banks, take any or all of the following actions subject to notice and expiration of the applicable cure period (if any) set forth in the Credit Agreement:

         (a)      declare all of the Indebtedness immediately due and payable;

         (b) require Company to assemble the Collateral or any part thereof and deliver same to Agent at a place designated by Agent reasonably convenient to Company;

         (c) take possession of the Collateral and any records concerning same wherever it or they may be found, with or without process of law, using such force as may be necessary, and at Agent's option, leave any part of the Collateral on Company's premises (rendered unusable, if Agent shall so elect, by any reasonable means which causes no damage to the Collateral) and dispose of the Collateral from said premises;

         (d) sell, transfer and otherwise dispose of the Collateral or any part thereof in any way permitted or not prohibited by applicable law;

         (e) notify, or require Company, at Company's expense, to notify, any person or party obligated on any of the Collateral to make payment to Agent on behalf of the Banks of any amounts due or to become due thereunder; enforce collection of any of the Collateral by suit or otherwise; and surrender, release or exchange all or any part thereof or settle, adjust or compromise or extend or renew for any period (whether or not longer than the original period) any claim or indebtedness thereunder or evidenced thereby; and endorse Company's name on any commercial paper given in payment, and generally do in Company's name, place and stead anything which Company could do itself, all as the Banks, in their sole discretion, shall deem necessary or appropriate to realize on the Collateral;

         (f) complete, in Agent's sole discretion, any work in process prior to disposition thereof;

         (g) make or effect any necessary repairs to or maintenance on any of the Collateral;

         (h) obtain insurance coverage, conforming to the requirements of this Agreement, on any of the Collateral;

         (i)      pay any taxes applicable to any of the Collateral.

         8.2 Any disposition by Agent of the Collateral or any part thereof shall be deemed made with reasonable and sufficient notice thereof, if Agent, at least seven (7) days prior to the specified date of disposition, shall deposit in the mail, postage prepaid, addressed to Company's last address known to Agent, a notice of the time, place and manner of such disposition. Company agrees that no such notice need be given if Agent in its sole discretion determines that the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a stock or commodity exchange or other recognized market.

         8.3 Any proceeds of any collection or disposition by Agent of any of the Collateral may be applied by Agent to the reasonable expenses of retaking, conserving, collecting (by suit or otherwise) or disposing of (by sale or otherwise) the Collateral, including reasonable attorneys' fees and legal expenses incurred, and then to the satisfaction of the Indebtedness in such order of application as the Banks elect. After such application, Agent will account to Company for any surplus and Company shall remain liable to Agent and the Banks for any deficiency.

9.       MISCELLANEOUS

         9.1 Agent and the Banks shall have no duty to protect, preserve or enforce rights under or to the Collateral or with respect to any goods evidenced thereby, other than a duty of reasonable customary care of the Collateral in its possession.

         9.2 Company hereby makes, constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to take any action, in the event of a default under this Agreement and the continuation thereof, in furtherance of this Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

         9.3 Any transferee of, or endorser, guarantor or surety or any pledgor or other party providing security paying the Indebtedness secured hereby may take over all or any part of the Collateral subject hereto, and shall succeed to all rights of the Agent and the Banks in respect thereto, and the Agent and the Banks shall be under no further responsibility therefor, but no party shall succeed to any of such rights so long as any part of the Indebtedness remains unpaid.

         9.4 Except as provided in the Credit Agreement, Company hereby waives all defenses otherwise available to parties secondarily or in any other degree liable or whose property stands as security, including, without being limited to, presentment, demand, protest and notice of dishonor and nonpayment with respect to any of the Indebtedness, the enforcement and preservation of any lien or right of setoff otherwise held by the Agent or either of the Banks, nd the enforcement and preservation of any of the Indebtedness or of any guaranty or other undertaking. Company agrees that the security interests granted hereunder may be enforced without any other security interest, mortgage, guaranty or other source of collection whether granted by Company or any other person.

         9.5 This Agreement shall not be construed in any way to obligate Agent or the Banks to take any action with respect to any of Company's obligations or duties for or under any part of the Collateral, including without limitation all of Company's obligations under this Agreement or under any contract or agreement which is a will be or will give rise to any part of the Collateral.

         9.6 No delay on the part of Agent or the Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or the Banks of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         9.7 This Agreement has been delivered at Detroit, Michigan, and shall be construed in accordance with the laws of the State of Michigan.

         9.8 Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         9.9 The rights granted hereunder are cumulative and in addition to any other rights which Agent or the Banks may have by other agreement or under applicable law.

         9.10 Any notice to Company, if mailed, shall be deemed to be completed two (2) Business Days after deposit in the mail, postage prepaid, addressed to Company at its chief executive office, or the address set forth below, or at any other address of Company appearing on Agent's records.

         9.11 This Agreement shall be binding upon Company and its successors and assigns and shall inure to the benefit of Agent and the Banks and their respective successors and assigns.

         9.12 This Security Agreement shall be deemed to amend and restate the Prior Security Agreements, and nothing herein shall impair or otherwise affect the liens and security interests created thereunder, which liens and security interests continue in full force and effect.

WITNESS the due execution hereof as of the day and year first above written.



                                           TALON AUTOMOTIVE GROUP, INC.


                                           By:
                                               ---------------------------------

                                           Its:
                                               ---------------------------------

                                           900 Wilshire Drive, Suite 203
                                           Troy, Michigan 48084
                                           Attn: David Woodward
                                           Telephone No. (248) 362-7600
                                           Facsimile No. (248) 362-7612




                                           COMERICA BANK, as Agent and Bank


                                           By:
                                               ---------------------------------

                                           Its:
                                               ---------------------------------

                                           500 Woodward Avenue
                                           M.C. 3241
                                           Detroit, MI 48226
                                           Attn: ______________________
                                           Telephone No. (313) 222-0242
                                           Facsimile No. (313) 222-5759

                               SECURITY AGREEMENT


         THIS AGREEMENT made as of April 28, 1998, by and between Veltri Holdings USA, Inc. (herein called "Company") and Comerica Bank, a Michigan banking association, in its capacity as Agent ("Agent") under the Credit Agreement of even date herewith by and between Talon Automotive Group, Inc. and certain other borrowers, Agent and the lenders signatory thereto ("Credit Agreement").

         Capitalized terms used herein and not defined to the contrary, have the meanings given them in the Credit Agreement.

         For and in consideration of certain loans and extensions of credit now or hereafter made pursuant to the terms of the Credit Agreement by Agent, on behalf of the Banks, to or for the benefit or account of Borrowers, and for other good and valuable consideration, Company agrees as follows:

1.       GRANT OF SECURITY INTEREST

         1.1 Company hereby assigns, transfers, mortgages, pledges, delivers, conveys and grants to Agent, on behalf of Agent and the Banks, a continuing security interest in the following described property of Company whether it is now owned or existing or hereafter arising or acquired (all of which is herein called "Collateral"):

         (a) all accounts, accounts receivable, rights under contracts, chattel paper, tax refunds, general intangibles, instruments, and all obligations due Company for goods sold or to be sold, or leased or to be leased, or services rendered or to be rendered, ("Accounts");

         (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; and all documents of title covering any goods which are or are to become inventory ("Inventory");

         (c) all leases and rental agreements for personal property between Company as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder ("Chattel Paper");

         (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith, and all other tangible personal property (all of the foregoing being herein called "Equipment"); and

         (e) all cash and non-cash proceeds of any of the foregoing received upon the sale, exchange, collection or other disposition of same including without limitation all insurance payable by reason of loss or damage to any of the foregoing.

2.       OBLIGATIONS

         2.1 The Collateral shall be security for the following described obligations of Company and all full or part extensions and renewals thereof (all of which is herein called "Indebtedness"):

         (a) all liabilities and obligations of Company under the Credit Agreement and all present and future amendments thereto;

         (b) the Notes made by Company payable to any of the Banks pursuant to the Credit Agreement and all present and future amendments thereto or extensions thereof;

         (c) all of the obligations and liabilities of Company under or in connection with any Letters of Credit now existing or hereafter arising, executed and delivered by Company to Agent and/or any of the Banks, and any extensions or renewals thereof, and any agreements or instruments given in connection therewith or in substitution therefor and all other obligations and liabilities of Company to repay Agent and/or any of the Banks for any and all drafts and/or demands for payment honored;

         (d) any and all other present and future liabilities and obligations of Company to Agent or any of the Banks, howsoever evidenced, existing, arising, or acquired, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising; including without limitation all present or future amendments thereto;

         (e) any and all of Agent's costs and expenses (including reasonable attorneys' fees and legal expenses) incurred in the preparation hereof, the filing or recording of any financing statement or other document, and all of the costs and expenses of Agent and any of the Banks (including reasonable attorneys fees and legal expenses) incurred in the protection or preservation of the Collateral, the collection and/or repossession of the Collateral, or the enforcement of its rights hereunder.

3.       REPRESENTATIONS AND WARRANTIES

         Company represents and warrants that:

         3.1 Except as specifically permitted by the Credit Agreement, Company owns the Collateral free and clear of all liens, encumbrances and security interests other than in favor of Bank and no financing statements other than to Agent, on behalf of the Banks has been given or has been filed with any recording officer with respect to any of the Collateral.

         3.2 The Collateral and all records concerning the Collateral are located as specified in the Credit Agreement.

         3.3 The accounts and accounts receivable included in the Accounts are genuine and valid obligations due or to become due to Company, and Company hereby confirms that the value of same is as has been represented to the Agent and the Banks and that, when taken as a whole, said accounts and accounts receivable are not subject to offsets or counterclaims materially reducing the aggregate value thereof.

         3.4 The Equipment is and will continue to be used by Company in the operation of its business and is not held for sale or lease and does not constitute inventory or fixtures as such terms are defined in the Uniform Commercial Code as adopted in Michigan.

4.       PERFECTION OF SECURITY INTEREST

         4.1 Company agrees to furnish such financing statements (and amendments thereto and continuations thereof) as Agent may at any time request, to cause same to be filed in all public offices deemed necessary by Agent, to pay all costs of filing, and to do such other acts and things as Agent may at any time reasonably request to establish and maintain for Agent on behalf of the Banks valid, first priority, perfected security interests in the Collateral.

         4.2 Company agrees to notify Agent of all changes in Company's name, legal structure, or chief executive office, or in the location of the Collateral or Company's records concerning same and to file or cause to be filed all financing statements or amendments necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral for Agent on behalf of the Banks.

         4.3 Company agrees that Agent may change the registration of any registerable Collateral to any other name or form and hereby authorizes Agent to endorse sign, date or otherwise complete any of the Collateral or papers in connection with the transfer thereof in Company's name or otherwise, all as Agent reasonably deems necessary or appropriate.


5.       COVENANTS

         Company covenants and agrees that so long as the Agent or the Banks have any obligation or commitment to lend or extend credit to Company and so long thereafter as any part of the Indebtedness remains unpaid it will:

         5.1 Keep the Collateral and all records concerning the Collateral at the locations set forth in the Credit Agreement.

         5.2 Maintain insurance on the Inventory and the Equipment with an insurance company satisfactory to Agent and the Banks against such risks and in such amounts as Agent and the Banks may require (or if they shall make no specific requirement, against such risks and in such amounts as are customary and prudent for businesses similar to Company in size and nature) with the loss payable under any such policy to Company and Agent on behalf of the Banks as their interests may appear; all said policies or copies thereof, with all endorsements thereon, to be deposited with Agent. The proceeds of any such insurance shall be applied, at the option of Agent, on behalf of the Banks, to replacement of the Collateral or payment of the Indebtedness, whether or not then due.

         5.3 Maintain the Inventory and the Equipment in good condition, subject to processing and waste and other matters generally affecting Company's type of inventory, and subject to normal wear, tear and obsolescence and use with respect to Equipment, pay all taxes and assessments applicable thereto, and not use them or permit their use for any unlawful purpose.

         5.4 Timely perform its obligations and take all other necessary actions under any and all contracts and agreements which are or will be part of the Collateral to insure that all persons or parties obligated to Company thereon may not avail themselves of defense, offsets or counterclaims, and take all action necessary and appropriate to enforce and collect all obligations due Company on the Accounts or any other part of the Collateral.

         5.5 Not sell, transfer, assign or otherwise dispose of any part of the Collateral (other than inventory, but in such case only in the ordinary course of Company's business) or give up possession or control thereof or create or permit to exist any lien or encumbrance on or security interest in any part thereof except to Agent on behalf of the Banks and except as permitted or contemplated by the Credit Agreement.

         5.6 Furnish the Agent and/or Banks such information concerning Company and the Collateral as either of them may at any time reasonably request.

         5.7 Permit Agent and/or the Banks, through their respective attorneys, accountants, and representatives, at all reasonable times and upon reasonable notice to examine and inspect the Collateral and to inspect, audit and make copies of and extracts from all records and documents pertaining to the Collateral.

         5.8 Promptly notify Agent and the Banks of any fact or circumstance materially and adversely affecting the value of the Accounts or Inventory, except routine market fluctuations, payments of Accounts in the ordinary course of the Company's business, or sales of Inventory in the ordinary course of the Company's business.

         5.9 Immediately upon Agent's request deliver to Agent, appropriately endorsed to the order of Agent on behalf of the Banks, any note, trade acceptance, chattel paper or other instrument or writing for the payment of money which shall be received by Company arising from any of the Accounts.

         5.10 Reimburse Agent and the Banks for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by them in preserving or protecting the Collateral (including without limitation payment of taxes, insurance premiums, and costs of maintenance and repairs, provided that the Company has received notice and a 30 day period to cure such default unless the Agent, in its sole discretion, must act promptly in order to preserve or protect the Collateral) or in seeking to collect or enforce any rights under the Collateral or collecting the

Indebtedness and enforcing its rights hereunder, together with interest thereon from the date of advance thereof at the highest rate per annum then borne by any part of the Indebtedness.

6.       REMITTANCE BASIS LOANS

         6.1 So long as any Event of Default exists, at the sole discretion of Agent, the Indebtedness may be put on a Remittance Basis, and the following provisions shall be applicable:

         (a) Company will: (i) establish (at its own expense) and maintain at all times lockbox arrangements; (ii) notify account debtors to make payments of receivables only to the lockbox accounts established and maintained pursuant to such arrangements;
                  (iii) continue to transfer (or cause to be transferred) all funds deposited into such lockbox accounts directly into the Company's account or, into accounts designated by the Agent at such bank but under the sole dominion and control of the Agent; and (iv) direct each bank (each, a "lockbox bank") that maintains such lockboxes to transfer to an account designated by the Agent under the sole dominion and control of the Agent on a daily basis, all funds deposited from time to time in the accounts of the Company maintained with the lockbox bank, and to confirm to the Agent that the Company has no access to the funds in any such account.

         (b) All items or accounts which are delivered to Agent pursuant to subparagraph (a) above, or any other amount payable with respect to, any of the Collateral shall, at Agent's option, be applied to payment of the Indebtedness whether then due or not, in such order of applications as Agent may determine or, at Agent's option, shall be deposited to the credit of a deposit account (herein called the "Assignee Deposit Account") of Company with Agent, as security for payment of the Indebtedness. Company shall have no right to withdraw any funds deposited in the Assignee Deposit Account. Agent may, from time to time, in its discretion, and shall upon request of Company made not more than once in any week, apply all or any of the balance then representing collected funds in the Assignee Deposit Account, toward payment of the Indebtedness, whether or not then due, in such order of application as Agent may determine, and from time to time, in its discretion, may release all or any of such balance to Company.

         (c) Whenever Company obtains possession (by return, repossession or otherwise) of any goods, the sale or lease of which by Company shall have given rise to any of the Collateral, it will (unless Agent otherwise consents in writing) segregate, label and hold such goods as subject to the security interest of Agent hereunder, and will, at its own expense, dispose of such goods in such manner as Agent may from time to time request. Company will, not later than ten days after obtaining possession of such goods, pay to Agent, on behalf of the Banks, in addition to all amounts payable by Company hereunder, an amount equal to the greater of the unpaid purchase price or lease rental of such goods or any rebate, refund or adjustment granted by Company in connection with obtaining possession of such goods, and if at the time of such payment no default exists, such goods shall be discharged of any security interest hereunder.

7.       DEFAULTS

         7.1 Any Event of Default under the Credit Agreement shall be a default under this Agreement.


8.       REMEDIES

         8.1 In the event of a default hereunder and the continuation thereof, in addition to any rights Agent or the Banks may have under any other agreement or by law, Agent may, upon the direction of the Banks, take any or all of the following actions subject to notice and expiration of the applicable cure period (if any) set forth in the Credit Agreement:

         (a)      declare all of the Indebtedness immediately due and payable;

         (b) require Company to assemble the Collateral or any part thereof and deliver same to Agent at a place designated by Agent reasonably convenient to Company;

         (c) take possession of the Collateral and any records concerning same wherever it or they may be found, with or without process of law, using such force as may be necessary, and at Agent's option, leave any part of the Collateral on Company's premises (rendered unusable, if Agent shall so elect, by any reasonable means which causes no damage to the Collateral) and dispose of the Collateral from said premises;

         (d) sell, transfer and otherwise dispose of the Collateral or any part thereof in any way permitted or not prohibited by applicable law;

         (e) notify, or require Company, at Company's expense, to notify, any person or party obligated on any of the Collateral to make payment to Agent on behalf of the Banks of any amounts due or to become due thereunder; enforce collection of any of the Collateral by suit or otherwise; and surrender, release or exchange all or any part thereof or settle, adjust or compromise or extend or renew for any period (whether or not longer than the original period) any claim or indebtedness thereunder or evidenced thereby; and endorse Company's name on any commercial paper given in payment, and generally do in Company's name, place and stead anything which Company could do itself, all as the Banks, in their sole discretion, shall deem necessary or appropriate to realize on the Collateral;

         (f) complete, in Agent's sole discretion, any work in process prior to disposition thereof;

         (g) make or effect any necessary repairs to or maintenance on any of the Collateral;

         (h) obtain insurance coverage, conforming to the requirements of this Agreement, any of the Collateral;

         (i)      pay any taxes applicable to any of the Collateral.

         8.2 Any disposition by Agent of the Collateral or any part thereof shall be deemed made with reasonable and sufficient notice thereof, if Agent, at least seven (7) days prior to the specified date of disposition, shall deposit in the mail, postage prepaid, addressed to Company's last address known to Agent, a notice of the time, place and manner of such disposition. Company agrees that no such notice need be given if Agent in its sole discretion determines that the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a stock or commodity exchange or other recognized market.

         8.3 Any proceeds of any collection or disposition by Agent of any of the Collateral may be applied by Agent to the reasonable expenses of retaking, conserving, collecting (by suit or otherwise) or disposing of (by sale or otherwise) the Collateral, including reasonable attorneys' fees and legal expenses incurred, and then to the satisfaction of the Indebtedness in such order of application as the Banks elect. After such application, Agent will account to Company for any surplus and Company shall remain liable to Agent and the Banks for any deficiency.

9.       MISCELLANEOUS

         9.1 Agent and the Banks shall have no duty to protect, preserve or enforce rights under or to the Collateral or with respect to any goods evidenced thereby, other than a duty of reasonable customary care of the Collateral in its possession.

         9.2 Company hereby makes, constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to take any action, in the event of a default under this Agreement and the continuation thereof, in furtherance of this Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

         9.3 Any transferee of, or endorser, guarantor or surety or any pledgor or other party providing security paying the Indebtedness secured hereby may take over all or any part of the Collateral subject hereto, and shall succeed to all rights of the Agent and the Banks in respect thereto, and the Agent and the Banks shall be under no further responsibility therefor, but no party shall succeed to any of such rights so long as any part of the Indebtedness remains unpaid.

         9.4 Except as provided in the Credit Agreement, Company hereby waives all defenses otherwise available to parties secondarily or in any other degree liable or whose property stands as security, including, without being limited to, presentment, demand, protest and notice of dishonor and nonpayment with respect to any of the Indebtedness, the enforcement and preservation of any lien or right of setoff otherwise held by the Agent or either of the Banks, and the enforcement and preservation of any of the Indebtedness or of any guaranty or other undertaking. Company agrees that the security interests granted hereunder may be enforced without any other security interest, mortgage, guaranty or other source of collection whether granted by Company or any other person.

         9.5 This Agreement shall not be construed in any way to obligate Agent or the Banks to take any action with respect to any of Company's obligations or duties for or under any part of the Collateral, including without limitation all of Company's obligations under this Agreement or under any contract or agreement which is a will be or will give rise to any part of the Collateral.

         9.6 No delay on the part of Agent or the Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or the Banks of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         9.7 This Agreement has been delivered at Detroit, Michigan, and shall be construed in accordance with the laws of the State of Michigan.

         9.8 Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         9.9 The rights granted hereunder are cumulative and in addition to any other rights which Agent or the Banks may have by other agreement or under applicable law.

         9.10 Any notice to Company, if mailed, shall be deemed to be completed two (2) Business Days after deposit in the mail, postage prepaid, addressed to Company at its chief executive office, or the address set forth below, or at any other address of Company appearing on Agent's records.

         9.11 This Agreement shall be binding upon Company and its successors and assigns and shall inure to the benefit of Agent and the Banks and their respective successors and assigns.

         9.12 This Security Agreement shall be deemed to amend and restate the Prior Security Agreements, and nothing herein shall impair or otherwise affect the liens and security interests created thereunder, which liens and security interests continue in full force and effect.

WITNESS the due execution hereof as of the day and year first above written.



                                         VELTRI HOLDINGS USA, INC.


                                         By:
                                             -----------------------------------

                                         Its:
                                             -----------------------------------

                                         900 Wilshire Drive, Suite 203
                                         Troy, Michigan 48084
                                         Attn: David Woodward
                                         Telephone No. (248) 362-7600
                                         Facsimile No. (248) 362-7612




                                         COMERICA BANK, as Agent and Bank


                                         By:
                                             -----------------------------------

                                         Its:
                                             -----------------------------------

                                         500 Woodward Avenue
                                         M.C. 3241
                                         Detroit, MI 48226
                                         Attn: ______________________
                                         Telephone No. (313) 222-0242
                                         Facsimile No. (313) 222-5759

                               SECURITY AGREEMENT


         THIS AGREEMENT made as of April 28, 1998, by and between VS Holdings, Inc. (herein called "Company") and Comerica Bank, a Michigan banking association, in its capacity as Agent ("Agent") under the Credit Agreement of even date herewith by and between Talon Automotive Group, Inc. and certain other borrowers, Agent and the lenders signatory thereto ("Credit Agreement").

         Capitalized terms used herein and not defined to the contrary, have the meanings given them in the Credit Agreement.

         For and in consideration of certain loans and extensions of credit now or hereafter made pursuant to the terms of the Credit Agreement by Agent, on behalf of the Banks, to or for the benefit or account of Borrowers, and for other good and valuable consideration, Company agrees as follows:

1.       GRANT OF SECURITY INTEREST

         1.1 Company hereby assigns, transfers, mortgages, pledges, delivers, conveys and grants to Agent, on behalf of Agent and the Banks, a continuing security interest in the following described property of Company whether it is now owned or existing or hereafter arising or acquired (all of which is herein called "Collateral"):

         (a) all accounts, accounts receivable, rights under contracts, chattel paper, tax refunds, general intangibles, instruments, and all obligations due Company for goods sold or to be sold, or leased or to be leased, or services rendered or to be rendered, ("Accounts");

         (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; and all documents of title covering any goods which are or are to become inventory ("Inventory");

         (c) all leases and rental agreements for personal property between Company as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder ("Chattel Paper");

         (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith, and all other tangible personal property (all of the foregoing being herein called "Equipment"); and

         (e) all cash and non-cash proceeds of any of the foregoing received upon the sale, exchange, collection or other disposition of same including without limitation all insurance payable by reason of loss or damage to any of the foregoing.

2.       OBLIGATIONS

         2.1 The Collateral shall be security for the following described obligations of Company and all full or part extensions and renewals thereof (all of which is herein called "Indebtedness"):

         (a) all liabilities and obligations of Company under the Credit Agreement and all present and future amendments thereto;

         (b) the Notes made by Company payable to any of the Banks pursuant to the Credit Agreement and all present and future amendments thereto or extensions thereof;

         (c) all of the obligations and liabilities of Company under or in connection with any Letters of Credit now existing or hereafter arising, executed and delivered by Company to Agent and/or any of the Banks, and any extensions or renewals thereof, and any agreements or instruments given in connection therewith or in substitution therefor and all other obligations and liabilities of Company to repay Agent and/or any of the Banks for any and all drafts and/or demands for payment honored;

         (d) any and all other present and future liabilities and obligations of Company to Agent or any of the Banks, howsoever evidenced, existing, arising, or acquired, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising; including without limitation all present or future amendments thereto;

         (e) any and all of Agent's costs and expenses (including reasonable attorneys' fees and legal expenses) incurred in the preparation hereof, the filing or recording of any financing statement or other document, and all of the costs and expenses of Agent and any of the Banks (including reasonable attorneys fees and legal expenses) incurred in the protection or preservation of the Collateral, the collection and/or repossession of the Collateral, or the enforcement of its rights hereunder.

3.       REPRESENTATIONS AND WARRANTIES

         Company represents and warrants that:

         3.1 Except as specifically permitted by the Credit Agreement, Company owns the Collateral free and clear of all liens, encumbrances and security interests other than in favor of Bank and no financing statements other than to Agent, on behalf of the Banks has been given or has been filed with any recording officer with respect to any of the Collateral.

         3.2 The Collateral and all records concerning the Collateral are located as specified in the Credit Agreement.

         3.3 The accounts and accounts receivable included in the Accounts are genuine and valid obligations due or to become due to Company, and Company hereby confirms that the value of same is as has been represented to the Agent and the Banks and that, when taken as a whole, said accounts and accounts receivable are not subject to offsets or counterclaims materially reducing the aggregate value thereof.

         3.4 The Equipment is and will continue to be used by Company in the operation of its business and is not held for sale or lease and does not constitute inventory or fixtures as such terms are defined in the Uniform Commercial Code as adopted in Michigan.

4.       PERFECTION OF SECURITY INTEREST

         4.1 Company agrees to furnish such financing statements (and amendments thereto and continuations thereof) as Agent may at any time request, to cause same to be filed in all public offices deemed necessary by Agent, to pay all costs of filing, and to do such other acts and things as Agent may at any time reasonably request to establish and maintain for Agent on behalf of the Banks valid, first priority, perfected security interests in the Collateral.

         4.2 Company agrees to notify Agent of all changes in Company's name, legal structure, or chief executive office, or in the location of the Collateral or Company's records concerning same and to file or cause to be filed all financing statements or amendments necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral for Agent on behalf of the Banks.

         4.3 Company agrees that Agent may change the registration of any registerable Collateral to any other name or form and hereby authorizes Agent to endorse sign, date or otherwise complete any of the Collateral or papers in connection with the transfer thereof in Company's name or otherwise, all as Agent reasonably deems necessary or appropriate.


5.       COVENANTS

         Company covenants and agrees that so long as the Agent or the Banks have any obligation or commitment to lend or extend credit to Company and so long thereafter as any part of the Indebtedness remains unpaid it will:

         5.1 Keep the Collateral and all records concerning the Collateral at the locations set forth in the Credit Agreement.

         5.2 Maintain insurance on the Inventory and the Equipment with an insurance company satisfactory to Agent and the Banks against such risks and in such amounts as Agent and the Banks may require (or if they shall make no specific requirement, against such risks and in such amounts as are customary and prudent for businesses similar to Company in size and nature) with the loss payable under any such policy to Company and Agent on behalf of the Banks as their interests may appear; all said policies or copies thereof, with all endorsements thereon, to be deposited with Agent. The proceeds of any such insurance shall be applied, at the option of Agent, on behalf of the Banks, to replacement of the Collateral or payment of the Indebtedness, whether or not then due.

         5.3 Maintain the Inventory and the Equipment in good condition, subject to processing and waste and other matters generally affecting Company's type of inventory, and subject to normal wear, tear and obsolescence and use with respect to Equipment, pay all taxes and assessments applicable thereto, and not use them or permit their use for any unlawful purpose.

         5.4 Timely perform its obligations and take all other necessary actions under any and all contracts and agreements which are or will be part of the Collateral to insure that all persons or parties obligated to Company thereon may not avail themselves of defense, offsets or counterclaims, and take all action necessary and appropriate to enforce and collect all obligations due Company on the Accounts or any other part of the Collateral.

         5.5 Not sell, transfer, assign or otherwise dispose of any part of the Collateral (other than inventory, but in such case only in the ordinary course of Company's business) or give up possession or control thereof or create or permit to exist any lien or encumbrance on or security interest in any part thereof except to Agent on behalf of the Banks and except as permitted or contemplated by the Credit Agreement.

         5.6 Furnish the Agent and/or Banks such information concerning Company and the Collateral as either of them may at any time reasonably request.

         5.7 Permit Agent and/or the Banks, through their respective attorneys, accountants, and representatives, at all reasonable times and upon reasonable notice to examine and inspect the Collateral and to inspect, audit and make copies of and extracts from all records and documents pertaining to the Collateral.

         5.8 Promptly notify Agent and the Banks of any fact or circumstance materially and adversely affecting the value of the Accounts or Inventory, except routine market fluctuations, payments of Accounts in the ordinary course of the Company's business, or sales of Inventory in the ordinary course of the Company's business.

         5.9 Immediately upon Agent's request deliver to Agent, appropriately endorsed to the order of Agent on behalf of the Banks, any note, trade acceptance, chattel paper or other instrument or writing for the payment of money which shall be received by Company arising from any of the Accounts.

         5.10 Reimburse Agent and the Banks for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by them in preserving or protecting the Collateral (including without limitation payment of taxes, insurance premiums, and costs of maintenance and repairs, provided that the Company has received notice and a 30 day period to cure such default unless the Agent, in its sole discretion, must act promptly in order to preserve or protect the Collateral) or in seeking to collect or enforce any rights under the Collateral or collecting the

Indebtedness and enforcing its rights hereunder, together with interest thereon from the date of advance thereof at the highest rate per annum then borne by any part of the Indebtedness.

6.       REMITTANCE BASIS LOANS

         6.1 So long as any Event of Default exists, at the sole discretion of Agent, the Indebtedness may be put on a Remittance Basis, and the following provisions shall be applicable:

         (a) Company will: (i) establish (at its own expense) and maintain at all times lockbox arrangements; (ii) notify account debtors to make payments of receivables only to the lockbox accounts established and maintained pursuant to such arrangements;
                  (iii) continue to transfer (or cause to be transferred) all funds deposited into such lockbox accounts directly into the Company's account or, into accounts designated by the Agent at such bank but under the sole dominion and control of the Agent; and (iv) direct each bank (each, a "lockbox bank") that maintains such lockboxes to transfer to an account designated by the Agent under the sole dominion and control of the Agent on a daily basis, all funds deposited from time to time in the accounts of the Company maintained with the lockbox bank, and to confirm to the Agent that the Company has no access to the funds in any such account.

         (b) All items or accounts which are delivered to Agent pursuant to subparagraph (a) above, or any other amount payable with respect to, any of the Collateral shall, at Agent's option, be applied to payment of the Indebtedness whether then due or not, in such order of applications as Agent may determine or, at Agent's option, shall be deposited to the credit of a deposit account (herein called the "Assignee Deposit Account") of Company with Agent, as security for payment of the Indebtedness. Company shall have no right to withdraw any funds deposited in the Assignee Deposit Account. Agent may, from time to time, in its discretion, and shall upon request of Company made not more than once in any week, apply all or any of the balance then representing collected funds in the Assignee Deposit Account, toward payment of the Indebtedness, whether or not then due, in such order of application as Agent may determine, and from time to time, in its discretion, may release all or any of such balance to Company.

         (c) Whenever Company obtains possession (by return, repossession or otherwise) of any goods, the sale or lease of which by Company shall have given rise to any of the Collateral, it will (unless Agent otherwise consents in writing) segregate, label and hold such goods as subject to the security interest of Agent hereunder, and will, at its own expense, dispose of such goods in such manner as Agent may from time to time request. Company will, not later than ten days after obtaining possession of such goods, pay to Agent, on behalf of the Banks, in addition to all amounts payable by Company hereunder, an amount equal to the greater of the unpaid purchase price or lease rental of such goods or any rebate, refund or adjustment granted by Company in connection with obtaining possession of such goods, and if at the time of such payment no default exists, such goods shall be discharged of any security interest hereunder.

7.       DEFAULTS

         7.1 Any Event of Default under the Credit Agreement shall be a default under this Agreement.


8.       REMEDIES

         8.1 In the event of a default hereunder and the continuation thereof, in addition to any rights Agent or the Banks may have under any other agreement or by law, Agent may, upon the direction of the Banks, take any or all of the following actions subject to notice and expiration of the applicable cure period (if any) set forth in the Credit Agreement:

         (a)      declare all of the Indebtedness immediately due and payable;

         (b) require Company to assemble the Collateral or any part thereof and deliver same to Agent at a place designated by Agent reasonably convenient to Company;

         (c) take possession of the Collateral and any records concerning same wherever it or they may be found, with or without process of law, using such force as may be necessary, and at Agent's option, leave any part of the Collateral on Company's premises (rendered unusable, if Agent shall so elect, by any reasonable means which causes no damage to the Collateral) and dispose of the Collateral from said premises;

         (d) sell, transfer and otherwise dispose of the Collateral or any part thereof in any way permitted or not prohibited by applicable law;

         (e) notify, or require Company, at Company's expense, to notify, any person or party obligated on any of the Collateral to make payment to Agent on behalf of the Banks of any amounts due or to become due thereunder; enforce collection of any of the Collateral by suit or otherwise; and surrender, release or exchange all or any part thereof or settle, adjust or compromise or extend or renew for any period (whether or not longer than the original period) any claim or indebtedness thereunder or evidenced thereby; and endorse Company's name on any commercial paper given in payment, and generally do in Company's name, place and stead anything which Company could do itself, all as the Banks, in their sole discretion, shall deem necessary or appropriate to realize on the Collateral;

         (f) complete, in Agent's sole discretion, any work in process prior to disposition thereof;

         (g) make or effect any necessary repairs to or maintenance on any of the Collateral;


         (h) obtain insurance coverage, conforming to the requirements of this Agreement, on any of the Collateral;

         (i)      pay any taxes applicable to any of the Collateral.

         8.2 Any disposition by Agent of the Collateral or any part thereof shall be deemed made with reasonable and sufficient notice thereof, if Agent, at least seven (7) days prior to the specified date of disposition, shall deposit in the mail, postage prepaid, addressed to Company's last address known to Agent, a notice of the time, place and manner of such disposition. Company agrees that no such notice need be given if Agent in its sole discretion determines that the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a stock or commodity exchange or other recognized market.

         8.3 Any proceeds of any collection or disposition by Agent of any of the Collateral may be applied by Agent to the reasonable expenses of retaking, conserving, collecting (by suit or otherwise) or disposing of (by sale or otherwise) the Collateral, including reasonable attorneys' fees and legal expenses incurred, and then to the satisfaction of the Indebtedness in such order of application as the Banks elect. After such application, Agent will account to Company for any surplus and Company shall remain liable to Agent and the Banks for any deficiency.

9.       MISCELLANEOUS

         9.1 Agent and the Banks shall have no duty to protect, preserve or enforce rights under or to the Collateral or with respect to any goods evidenced thereby, other than a duty of reasonable customary care of the Collateral in its possession.

         9.2 Company hereby makes, constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to take any action, in the event of a default under this Agreement and the continuation thereof, in furtherance of this Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

         9.3 Any transferee of, or endorser, guarantor or surety or any pledgor or other party providing security paying the Indebtedness secured hereby may take over all or any part of the Collateral subject hereto, and shall succeed to all rights of the Agent and the Banks in respect thereto, and the Agent and the Banks shall be under no further responsibility therefor, but no party shall succeed to any of such rights so long as any part of the Indebtedness remains unpaid.

         9.4 Except as provided in the Credit Agreement, Company hereby waives all defenses otherwise available to parties secondarily or in any other degree liable or whose property stands as security, including, without being limited to, presentment, demand, protest and notice of dishonor and nonpayment with respect to any of the Indebtedness, the enforcement and preservation of any lien or right of setoff otherwise held by the Agent or either of the Banks, and the enforcement and preservation of any of the Indebtedness or of any guaranty or other undertaking. Company agrees that the security interests granted hereunder may be enforced without any other security interest, mortgage, guaranty or other source of collection whether granted by Company or any other person.

         9.5 This Agreement shall not be construed in any way to obligate Agent or the Banks to take any action with respect to any of Company's obligations or duties for or under any part of the Collateral, including without limitation all of Company's obligations under this Agreement or under any contract or agreement which is a will be or will give rise to any part of the Collateral.

         9.6 No delay on the part of Agent or the Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or the Banks of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         9.7 This Agreement has been delivered at Detroit, Michigan, and shall be construed in accordance with the laws of the State of Michigan.

         9.8 Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         9.9 The rights granted hereunder are cumulative and in addition to any other rights which Agent or the Banks may have by other agreement or under applicable law.

         9.10 Any notice to Company, if mailed, shall be deemed to be completed two (2) Business Days after deposit in the mail, postage prepaid, addressed to Company at its chief executive office, or the address set forth below, or at any other address of Company appearing on Agent's records.

         9.11 This Agreement shall be binding upon Company and its successors and assigns and shall inure to the benefit of Agent and the Banks and their respective successors and assigns.

         9.12 This Security Agreement shall be deemed to amend and restate the Prior Security Agreements, and nothing herein shall impair or otherwise affect the liens and security interests created thereunder, which liens and security interests continue in full force and effect.

WITNESS the due execution hereof as of the day and year first above written.



                                               VS HOLDINGS, INC.

                                               By:
                                                   -----------------------------

                                               Its:
                                                   -----------------------------

                                               900 Wilshire Drive, Suite 203
                                               Troy, Michigan 48084
                                               Attn: David Woodward
                                               Telephone No. (248) 362-7600
                                               Facsimile No. (248) 362-7612




                                               COMERICA BANK, as Agent and Bank


                                               By:
                                                   -----------------------------

                                               Its:
                                                   -----------------------------

                                               500 Woodward Avenue
                                               M.C. 3241
                                               Detroit, MI 48226
                                               Attn: ______________________
                                               Telephone No. (313) 222-0242
                                               Facsimile No. (313) 222-5759








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